                                                                   EXHIBIT 10.47
                               THIRD AMENDMENT TO
                          PLEDGE AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "Amendment") dated as of February 17, 2000 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

         WITNESSETH THAT:

         WHEREAS, the Company, the Lenders and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 26, 1999, a First Amendment to Fourth Amended and Restated Credit Agreement and a Second Amendment to Fourth Amended and Restated Credit Agreement and Pledge and Security Agreement dated as of October 14, 1999 (as amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

         WHEREAS, the Company and the Agent are parties to a Pledge and Security Agreement dated as of May 29, 1998 and a First Amendment to Fourth Amended and Restated Credit Agreement and Pledge and Security Agreement (as amended, the APledge and Security Agreement"); and

         WHEREAS, the Company and the Lenders have agreed to amend the Pledge and Security Agreement upon the terms and conditions herein set forth;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

         1. CERTAIN DEFINED TERMS. Each capitalized term used herein without being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

         2. AMENDMENTS TO PLEDGE AND SECURITY AGREEMENT. The Pledge and Security Agreement is hereby amended as follows:

                  (a) Section 1 of the Pledge and Security Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

                           "SUBORDINATED NOTE": The promissory note dated as of
                  October 14, 1999 made by the Company in the original principal amount of $20,000,000 as amended and restated pursuant to the promissory note dated as of February , 2000 made by the Company in the original principal amount of $30,000,000.

                           "SUBORDINATED NOTE OBLIGATIONS": The obligations of
                  the Company to pay principal and interest on the Subordinated Note and all fees, costs, expenses and indemnities for which the Company is liable in connection therewith.

                  (b) The first paragraph of Section 2 is hereby amended in its entirety to read as follows:

                           As collateral security for the due and punctual
                  payment and performance of all of the Obligations, Lease Obligations and Subordinated Note Obligations, the Company does hereby pledge, hypothecate, assign, transfer and convey to the Agent, for the benefit of the Lenders, the Lessor and the holders of the Subordinated Note, and grants to the Agent, for the benefit of the Lenders, the Lessor and the holders of the Subordinated Note, a security interest in and to, the following described property (the "Collateral")

                  (c) Clause Fifth of Section 17 of the Pledge and Security Agreement is hereby amended in its entirety as follows:

                           Fifth: to the payment of the Subordinated Note
                  Obligations until all of the Subordinated Note Obligations have been paid in full;

         3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and the Required Lenders, provided the following conditions are satisfied:

                  (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and
         Section 4 of the Servicing Security Agreement, of NCFC in Section 15 of the Guaranty, and of NCCC in Section 15 of the NCCC Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

                  (b) The Agent shall have received the consent of the Required Lenders to the increase of the Subordinated Note.

                  (c) The Agent shall have received such other documents, instruments, opinions and approvals as the Agent may reasonably request.

         4. ACKNOWLEDGMENTS. The Company and each Lender acknowledge that, as amended hereby, the Pledge and Security Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Pledge and Security Agreement in the Loan Documents shall refer to the Pledge and Security Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

         5.       GENERAL.

                  (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                                     NEW CENTURY MORTGAGE
                                                     CORPORATION



                                                     By  /s/ [ILLEGIBLE]
                                                        -------------------------------------------
                                                          Its  Vice President
                                                             --------------------------------------




                                                     U.S. BANK NATIONAL ASSOCIATION,


                                                     By  /s/ [ILLEGIBLE]
                                                        --------------------------------------------
                                                          Its  Senior Vice President
                                                              --------------------------------------



                                                     GUARANTY FEDERAL BANK, FSB



                                                     By  /s/ W. James Meintjes
                                                        --------------------------------------------
                                                          Its  Vice President
                                                              --------------------------------------







                     [Signature Page for Third Amendment to
                         Pledge and Security Agreement]







                                   BANK UNITED



                                                     By  /s/ [ILLEGIBLE]
                                                        ---------------------------------------------
                                                          Its   Vice President
                                                              ---------------------------------------



                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By  /s/ [ILLEGIBLE]
                                                        ---------------------------------------------
                                                          Its   Director
                                                              ---------------------------------------



                                                     BANK ONE, TEXAS, N.A.



                                                     By   /s/ [ILLEGIBLE]
                                                         --------------------------------------------
                                                          Its   Senior Vice President
                                                              ---------------------------------------



                                                     UNION BANK OF CALIFORNIA


                                                     By   /s/ [ILLEGIBLE]
                                                         --------------------------------------------
                                                          Its   Vice President
                                                              ---------------------------------------



                     [Signature Page for Third Amendment to
                         Pledge and Security Agreement]

                        AMENDED AND RESTATED SUBORDINATED
                                 PROMISSORY NOTE

$30,000,000.00                                                 February 17, 2000

         FOR VALUE RECEIVED, the undersigned, NEW CENTURY MORTGAGE CORPORATION (the "Maker"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Payee", which term includes any subsequent holder hereof) at Minneapolis, Minnesota or at such other place as the Payee may from time to time hereafter designate to the Maker in writing the principal sum of all loans made by the Payee to the Maker under the terms of this Note (each an "Advance" and collectively, the "Advances"). The aggregate principal amount of all Advances outstanding hereunder shall not exceed THIRTY MILLION DOLLARS AND NO CENTS ($30,000,000.00). The amount and date and each Advance shall be entered by the Lender into its records, which records shall be conclusive evidence of the subject matter thereof absent manifest error.

         The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of twelve percent (12%) per annum. Interest shall be computed on the basis of actual days elapsed and a year of 360 days. Upon the happening of any Event of Default, this Note, at the option of the Payee, shall bear interest until paid in full at a rate per annum equal to the rate of interest applicable immediately prior to such Event of Default plus 2.0%.

         The principal hereof is payable on June 1, 2000 in the amount of the entire principal balance.

         Interest shall be payable monthly in arrears five (5) business days after the end of the preceding calendar month, and at final maturity.

         Except with the prior written consent of the Payee, this Note may not be prepaid.

         This Note is secured by liens granted pursuant to (i) the Pledge and Security Agreement dated as of May 29, 1998, made and given by the Maker (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Pledge and Security Agreement") and (ii) the Security Agreement dated as of February , 2000, made and give by NC Capital Corporation (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "NCCC Security Agreement").

         The occurrence of any one or more of the following events shall constitute an Event of Default, and upon the occurrence of any Event of Default the Payee may declare this

Note to be, and the same shall forthwith become, immediately due and payable and the Payee may exercise all rights and remedies under the Pledge and Security Agreement and the NCCC Security Agreement and as may otherwise be allowed by applicable law:

         (1) The Maker shall fail to make any payment of principal or interest hereon when due.

         (2) The Maker shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for the Maker or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Maker or for a substantial part of the property thereof; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Maker.

         (3) The maturity of any material indebtedness of the Maker (other than the indebtedness on this Note) shall be accelerated or the Maker shall fail to pay any such material indebtedness when due or, in the case of indebtedness payable on demand, when demanded. For these purposes, indebtedness of the Maker shall be deemed material if it exceeds $250,000 as to any item of indebtedness or in the aggregate for all items of indebtedness with respect to which any of the events described in this paragraph has occurred.

         (4) Any default shall occur under the terms of the Pledge and Security Agreement and shall continue for more than the period of grace, if any, applicable thereto.

         (5) Any default shall occur under the terms of the NCCC Security Agreement and shall continue for more than the period of grace, if any, applicable thereto.

         (6) A judgment or judgments for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against the Maker and the Maker shall not discharge the same or provide for its discharge, or procure a stay of execution thereof, prior to any execution on such judgment, within 60 days from the date of entry thereof, and within said period of 60 days, or such longer period during which execution shall be stayed, appeal therefrom and cause the execution to be stayed during such appeal.

         (7) Any execution or attachment shall be issued whereby any substantial part of the property of the Maker shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

         (8) An "Event of Default" as defined in that certain Subordination Agreement dated as of October 14, 1999 given by U.S. Bank National Association (the "Subordination Agreement") shall occur and continue thereunder.

         This Note is subject to the terms set forth in the Subordination Agreement and is the Subordinated Note as defined in the Subordination Agreement.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         AT THE OPTION OF THE PAYEE THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE MAKER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest.

         If this Note is not paid when due, the Maker shall pay all of the Payee's costs of collection including reasonable attorneys' fees.

         This Note amends and restates the remaining unpaid principal indebtedness of the undersigned to the Bank evidenced by a Subordinated Promissory Note dated October 14, 1999, in the original principal amount of $20,000,000 issued by the undersigned to the order of the Payee (the "Prior Subordinated Note"). It is expressly intended, understood and agreed that this note shall replace the Prior Subordinated Note as evidence of the remaining unpaid principal indebtedness of the undersigned to Payee under the Prior Subordinated Note and accrued and unpaid interest thereon, and such indebtedness of the undersigned to the Payee heretofore represented by the Prior Subordinated Note, as of the date hereof, shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.


                                             MAKER:

                                             New Century Mortgage Corporation

                                             By      /s/ BRAD A. MORRICE
                                                --------------------------------
                                                Its      CHIEF EXECUTIVE OFFICER
                                                    ----------------------------

                               SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of February 17, 2000 by and between NC CAPITAL CORPORATION, a California corporation ("NCCC" or a "Grantor"), NC RESIDUAL II CORPORATION , a Delaware corporation ("NCRC" or a "Grantor" and together with NCCC, the "Grantors"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USBNA"), as collateral agent (in such capacity, together with any successor agent under the Credit Agreement referred to below, which shall also be a successor collateral agent hereunder, the "Agent") for (A) the Lenders (as defined below), (B) U.S. Bancorp Leasing & Financial, successor in interest to FBS Business Finance Corp. (the "Lessor"), as lessor under any present or future leases of equipment by the Lessor, as the lessor, to New Century Mortgage Corporation (the "Company") or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as Company, secured by equipment, and (C) the holder(s) of the Subordinated Note (as defined below).

                                    RECITALS

         A. The Company, the lenders party thereto (the "Lenders") and the Agent are party to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as the same has heretofore been amended and as may hereafter be amended, modified, extended or restated and in effect from time to time, the "Credit Agreement").

         B. The Lessor has, and may from time to time hereafter, lease equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

         C. The Company has requested that USBNA make additional loans to the Company under the promissory note dated as of October 14, 1999 made by the Company in the original principal amount of $20,000,000 as amended and restated pursuant to the promissory note dated as of February 17, 2000 made by the Company in the original principal amount of $30,000,000 (the "Subordinated Note").

         D. It is a condition precedent to the agreement of the holder(s) of the Subordinated Note to loan or advance additional monies under the Subordinated Note that each Grantor executes and delivers this Security Agreement granting the Agent a security interest in the property of the Grantors hereinafter described.

         E. NCCC is a wholly owned subsidiary of the Company and NCRC is a wholly owned subsidiary of NCCC. Each Grantor participates with the Company in Company Securitization Transactions, and has concluded that it is in its best interests that the Company borrow the additional loans from USBNA.

         Accordingly, each Grantor and the Agent hereby agree as follows:

         Section 1.  DEFINED TERMS.

         Section 1.01. TERMS DEFINED IN CREDIT AGREEMENT. All terms used herein that are not otherwise defined herein but that are defined in the Credit Agreement, including Exhibit E thereto, shall have the respective meanings assigned to them therein unless otherwise expressly defined herein.

         Section 1.02. DEFINITION OF CERTAIN TERMS. As used herein, the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

         "BANKRUPTCY CODE" shall mean 11 U.S.C. Section 101 ET. SEQ., as amended from time to time.

         "COLLATERAL" shall mean all property and rights in property now owned or hereafter at any time acquired by either Grantor in or upon which a Lien is granted to the Agent by such Grantor under this Security Agreement or under any other document or instrument executed by such Grantor pursuant to this Security Agreement, including, without limitation, the property described in Section 2.

         "COMPANY" shall have the meaning assigned to it in the first recital hereto.

         "FINANCING STATEMENT" shall have the meaning given to such term in
Section 4(c).

         "GCFPI" shall mean Greenwich Capital Financial Products, Inc., a Delaware corporation.

         "GRANTOR ADDRESS" shall mean 18400 Von Karman, Suite 1000, Irvine, California 92612.

         "LEASE AGREEMENT" shall mean each and any agreement for the lease of equipment or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or Company.

         "LEASE OBLIGATIONS" shall mean all of the obligations now or hereafter arising owed by the Company or NCFC to the Lessor in connection with any lease of equipment or loan secured by equipment.

         "PROCEEDS" shall mean any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include all cash and negotiable instruments received or held on behalf of the Agent pursuant to this Security Agreement.

         "RESIDUAL FINANCING" shall have the meaning assigned to it in Section 4(c).

         "SBI": Salomon Brothers International, Limited, an English corporation.

         "SECURED PARTIES" shall mean the Agent, the Lenders, the Lessor, and the holder(s) of the Subordinated Note.

         "SECURITIZATION DOCUMENTS" shall mean all agreements, instruments, certificates, and other documents executed and delivered in connection with any Company Securitization Transaction, as the same may be amended, modified, extended or restated and in effect from time to time.

         "SUBORDINATED NOTE" shall have the meaning assigned to it in the Recital C hereto.

         "SUBORDINATED NOTE OBLIGATIONS" shall mean the obligations of the Company to pay principal and interest on the Subordinated Note and all fees, costs, expenses and indemnities for which the Company is liable in connection therewith.

         Section 1.03. TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written (the "Uniform Commercial Code") to the extent such other terms are defined therein.

         Section 1.04. RULES OF INTERPRETATION. Unless the context of this Security and Agreement otherwise clearly requires, references to "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Security Agreement refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. References to Sections, Attachments and Schedules are references to Sections in, and Attachments and Schedules to, this Security Agreement unless otherwise provided.

         Section 2. GRANT OF SECURITY INTEREST. As security for the payment and performance of all of the Obligations (as defined in the Credit Agreement), Lease Obligations, and Subordinated Note Obligations, each Grantor hereby assigns and pledges to the Agent for the benefit of the Lenders, the Lessor, the holder(s) of the Subordinated Note and their respective successors and assigns, and hereby grants to the Agent for the benefit of the Lenders, the Lessor, the holder(s) of the Subordinated Note and their respective successors and assigns, a security interest in and to, all of such Grantor's right, title, and interest in and to the following:

                  (a) all Junior Securitization Interests described on Schedule 1 and 2 hereto, and all Junior Securitization Interests hereafter arising (the "Pledged Junior Securitization Interests");

                  (b) all rights, remedies and other interests of such Grantor to and under any agreement pursuant to which any Pledged Junior Securitization Interest was, is or may be acquired, sold or financed, either before or after the date hereof;

                  (c) all rights, remedies and other interests of such Grantor in any Securitization Documents related to the Pledged Junior Securitization Interests;

                  (d) all sums paid or payable to such Grantor under or by virtue of any Pledged Junior Securitization Interests;

                  (e) all books, correspondence, credit files, records, invoices, bills of lading, and other documents, including, without limitation, all tapes, cards, computer runs, and other papers and documents in the possession or control of such Grantor or any computer bureau from time to time acting for such Grantor relating to the foregoing;

                  (f) any and all Hedging Arrangements related to the Pledged Junior Securitization Interests or the Mortgage Loans backing the related Company Securitization Transactions, and any and all rights, remedies and other interests of such Grantor therein or thereunder;

                  (g) any and all balances, credits, deposits, accounts or moneys of, or in the name of, such Grantor representing or evidencing the foregoing or any proceeds thereof; and

                  (h) all Proceeds of any of the foregoing;

provided, however, that with respect to the Junior Securitization Interests listed on Schedule 1 hereto, and any related Collateral described in clauses
(b), (c), (d), (e), (f), (g) and (h) above, such security interest shall not take effect until consented to by GCFPI.

         Section 3. THE GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release either Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Agent or the Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or the Lenders be obligated to perform any of the obligations or duties of either Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) The chief place of business and the office where each Grantor keeps its books and records concerning the Collateral is located at the Grantor Address. The chief executive office of each Grantor is located at the Grantor Address.

                  (b) Each Junior Securitization Interest described in Schedule 1 or 2, or which is at any time hereafter created or acquired by either Grantor is, or upon the creation or acquisition thereof by such Grantor will be, in full force and effect without modification or amendment of any kind.

                  (c) Each Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien except for the security interests created by this Security Agreement and (i) in the case of Junior Securitization Interests listed on Schedule 1, a Lien in favor of GCFPI, (ii) in the case of Junior Securitization Interests listed on
         Schedule 2, a Lien in favor of SBI, and (iii) in the case of future Junior Securitization Interests, a Lien in favor of the Person(s) providing financing described in Section 4.08(d) of the Credit Agreement ("Residual Financing") secured by such Junior Securitization Interests. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a "Financing Statement") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement or to perfect permitted Liens as described above.

                  (d) Each Grantor has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated.

                  (e) No consent or approval of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent, except for the consent of SBI and GCFPI to the Agent's security interest in the Junior Securitization Interests listed on Schedule 2, which has been obtained.

                  (f) To each Grantor's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.

                  (g) This Security Agreement constitutes the legal, valid and binding obligation of each Grantor enforceable against such Grantor and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally and general principles of equity).

                  (h) Immediately upon the acquisition by either Grantor of rights in the Collateral and the filing of an appropriate financing statement in the appropriate filing office or offices, the Agent shall have a valid, perfected security interest and lien in the Collateral, subject to no other security interest or lien except as provided in this Security Agreement.

                  (i) Neither Grantor has used any trade names and styles in its business during the last five years. No such trade names or styles and no trademarks or other similar marks owned by either Grantor are or have been registered with any governmental unit during the last five years.

         Section 5. COVENANTS OF THE GRANTORS.

                  (a) NAME CHANGE. Without the prior written consent of the Agent, neither Grantor will change its name from that set forth in the first paragraph of this Security Agreement nor use any other name.

                  (b) CHANGE OF LOCATION. Each Grantor shall give at least 30 days' prior written notification to the Agent of the opening of a new place of business where any of the Collateral or records relating thereto are to be located, any other change in the location of the office where it keeps its books and records concerning the Collateral, and of any change in the location of its chief executive office.

                  (c) USE OF TRADE NAMES OR STYLES. Neither Grantor will, except after giving at least 30 days' prior written notice to the Agent, use any trade names or styles in its business in any state.

                  (d) INSPECTION AND VERIFICATION OF BOOKS RECORDS AND COLLATERAL. The Agent, or any persons designated by the Agent, shall have the right, at reasonable times, without hindrance or delay, to inspect the books and records of each Grantor relating to the Collateral. The Agent, or any persons designated by the Agent, shall have the right to make such verifications concerning each Grantor's business and the Collateral as may be reasonable.

                  (e) MARKING COLLATERAL AND RECORDS. Promptly upon the request of the Agent, each Grantor will mark, or will permit the Agent to mark in a reasonable manner, such Grantor's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that a security interest in the Collateral has been granted to the Agent for the benefit of the Lenders and of the Subordinated Lender, which notations shall be in form and substance reasonably satisfactory to the Agent.

                  (f) REPORTS AND SCHEDULES. Each Grantor will from time to time as the Agent may reasonably request, deliver to the Agent such schedules and such certificates and reports respecting all or any of the Collateral, and the items or amounts received by such Grantor in full or partial payment, or otherwise as proceeds of any of the Collateral, all to such extent as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Grantor and shall be in such form and detail as the Agent may reasonably specify. Each Grantor will also furnish the Agent such additional information concerning the Collateral as it may from time to time reasonably request.

                  (g) MAINTENANCE OF SECURITY INTEREST. Each Grantor will do all acts and things, and will execute and file or record all instruments (including, but not limited to, mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested by the Agent, to establish, perfect, maintain and continue the perfection and priority of the interests of the Agent in the Collateral. Each Grantor will also pay the costs and expenses of: all filings and recordings, including taxes thereon; all searches necessary, or reasonably deemed necessary by the Agent, to establish and determine the validity and the priority of such interests; and also to satisfy all other liens which in the reasonable opinion of the Agent might prejudice, imperil or otherwise affect the Collateral or the existence or priority of such interests. A carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions. On or before April 30, 2000, the Grantors shall cause SBI to enter into intercreditor and agency agreements, on terms reasonably acceptable to the Agent, concerning the Agent's security interest in the Junior Securitization Interests described in Schedules 2.

                  (h) COLLECTIONS. Until notified in writing by the Agent to the contrary, each Grantor shall, at its own expense, endeavor to collect as and when due, all amounts due with respect to amounts payable under or with respect to the Collateral, including the taking of such action with respect to collection as such Grantor may deem advisable. Whenever an Event of Default shall have occurred and be continuing, all collections of the Collateral received by either Grantor shall be held in trust for the Agent and shall be promptly remitted to the Agent in the form received, properly endorsed, or as the Agent may otherwise direct in writing.

                  (i) INDEMNITY. Each Grantor will indemnify and save and hold the Secured Parties harmless from and against any and all claims, damages, losses, liability or judgments which may be incurred or sustained by, or asserted against, any one or more of the Secured Parties, directly or indirectly, in connection with the existence of or the exercise of any of its or their rights under this Security Agreement; PROVIDED, that such Grantor shall not be liable to any Secured Party for any portion of such claims, damages, losses, liabilities or judgments resulting from (i) the gross negligence or willful misconduct of the Secured Party seeking indemnification, (ii) any breach by the Secured Party seeking indemnification of the terms of the Loan Documents to which such Secured Party is a party, or (iii) any violation of law by the Secured Party seeking indemnification.

                  (j) THIRD-PARTY CLAIMS. Each Grantor will defend the Collateral and the security interests therein against all claims and demands of all Persons, at any time claiming any adverse interest with respect thereto, except for claims of (i) GCFPI with respect to the Junior Securitization Interests listed on Schedule 1 and (ii) SBI with respect to the Junior Securitization Interests listed on Schedule 2, and (iii) in the case of future Junior Securitization Interests, the Person(s) providing Residual Financing secured by such Junior Securitization Interests.

                  (k) TAXES. Each Grantor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties are attached thereto or the same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by such Grantor in good faith and through appropriate proceedings.

                  (l) ADDITIONAL JUNIOR SECURITIZATION INTERESTS. With respect to any Junior Securitization Interests created or acquired after the date hereof, the Grantors will promptly deliver the following documents to the Agent: (i) copies of all Securitization Documents relating thereto, (ii) such amendments to this Security Agreement and the related financing statements as the Agent may deem necessary to describe more fully such Junior Securitization Interests and any related Hedging Arrangements or other Collateral, and (iii) a consent of the Person providing Residual Financing to either Grantor with respect to such Junior Securitization Interests.

                  (m) DISPOSITION OF COLLATERAL. Neither Grantor will sell or offer to sell or otherwise assign, transfer or dispose of any of the Collateral or any interest therein except as and to the extent permitted under the Credit Agreement and the Repurchase Agreements.

         Section 6.  REMEDIES.

                  (a)      COLLECTIONS.

                           (i) Each Grantor shall have the right to collect all
                  amounts payable under the Collateral in the ordinary course of its business; PROVIDED, HOWEVER, that during the occurrence and continuation of an Event of Default, each Grantor agrees, upon the request of the Agent, promptly to deposit all payments received by such Grantor on account of the Collateral, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Agent in precisely the form received (but with any endorsements of such Grantor necessary for deposit or collection), subject to withdrawal by the Agent only, as hereinafter provided, and until they are deposited, such payments shall be deemed to be held in trust by such Grantor for and as the property of the Lenders and shall not be commingled with any of such Grantor's other funds. Notwithstanding the occurrence and continuation of an Event of Default, each Grantor agrees to perform under all Securitization Documents in accordance with its normal collection practices, whether the remittances received in connection with the Junior Subordination Interests are transferred to an account for the benefit of the Agent or otherwise.

                           (ii) Upon receipt by the Agent of notice that an
                  Event of Default has occurred and is continuing, the Agent shall have the right, as the true and lawful agent of each Grantor, with power of substitution for each Grantor and in either Grantor's name, the Agent's name or otherwise, for the use and benefit of the Secured Parties, (A) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (B) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (C) to sign the name of either Grantor on any invoice or bill of lading relating to any of the Collateral; (D) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (E) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral;
                  (F) to notify, or to require either Grantor to notify, the Person obligated on any of or all the Collateral to make payment thereof directly to the Agent; and (G) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Security Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Agent or the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Agent or the Secured Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of either Grantor or to any claim or action against the Agent or the Secured Parties. It is understood and agreed that the appointment of the Agent as the agent of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 6(a) shall in no event relieve either Grantor of any of its obligations hereunder or under any of the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Agent or the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent or any Secured Party of any other or further right which it may have on the date of this Security

         Agreement or hereafter, whether hereunder, under any Loan Documents or by law or otherwise.

                           (iii) the rights of the Agent set forth in clauses
                  (i) and (ii) above, in Section 5(h) above and in Section 6(c) below are subject to (A) with respect to the Junior Securitization Interests described on Schedule 1, the rights of GCFPI, and (B) with respect to the Junior Securitization Interests described on Schedule 2, the rights of SBI, and (C) with respect to future Junior Securitization Interests, the rights of the Person providing Residual Financing therefor.

                  (b) RIGHT TO USE CERTAIN ASSETS OF THE GRANTORS. Upon receipt by the Agent of notice that an Event of Default has occurred and is continuing, the Agent and any representatives of the Agent shall have, in addition to all its other rights under this Security Agreement, the right to obtain access to each Grantor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Agent deems necessary for the purpose of effectuating its rights under this Security Agreement and any other Loan Documents. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against any other parties. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and each Grantor's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Obligations are paid in full.

                  (c) OTHER REMEDIES. Upon receipt by the Agent of notice that an Event of Default has occurred and is continuing, the Agent may, in addition to any other right or remedy available to the Agent or the Secured Parties under any Loan Documents, exercise any and all rights and remedies available to it and/or the Secured Parties under the Uniform Commercial Code as in effect in the State of Minnesota and any other applicable law to the fullest extent permitted thereby. Without limiting the foregoing, upon receipt of notice by the Agent that an Event of Default has occurred and is continuing, the Agent may exercise any of the following rights and remedies: (a) in the name of either Grantor, any Secured Party or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (b) upon written notice to either Grantor and any other Person entitled to receive such notice under any Junior Securitization Interest or the related Securitization Documents, specifying the effective date of any assumption thereof, to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under any Servicing Contract specified in such notice and to exercise all of the rights, powers and privileges of such Grantor thereunder; (c) to sell and assign to any other Person or Persons the right, title and interest of either Grantor in any Servicing Contract or Servicing Rights; (d) to require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both the Agent and the Grantors; (e) without notice except as specified below, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Agent may reasonably believe are commercially reasonable; (f) to occupy any premises owned or leased by either Grantor where the Collateral or any part thereof or any books and records relating thereto is assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to compensate such Grantor for such occupation; (g) to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of either Grantor any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; and (h) to exercise any and all rights and remedies of either Grantor under or in connection with the Collateral. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to such Grantor (which such Grantor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (d) WAIVER OF CERTAIN CLAIMS. Each Grantor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. Each Grantor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. Each Grantor agrees that the Agent shall not incur any liability, and any liability of either Grantor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that in all other respects is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code). Each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. Each Grantor further agrees that the Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Agent were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Agent placed all or any portion of the Collateral privately with a purchaser or purchasers.

         Section 7. APPLICATION OF PROCEEDS. The Agent shall apply the proceeds of any collection, sale or other disposition of the Collateral as follows:

                  FIRST, ratably to the payment of the costs and expenses of the Agent and the Lenders in connection with the enforcement of this Agreement (including, without limitation, the sale or other disposition of the Collateral) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Agreement and to the payment of all advances made by the Agent and the Lenders for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Lenders, as the case may be;

                  SECOND, to the payment in full of the principal of and any Balances Deficiency Fees, Usage Fees, facility fees and interest on the Notes;

                  THIRD, to the payment of all other Obligations, as provided in the Credit Agreement or otherwise, as the Agent or the Lenders may determine;

                  FOURTH, to the payment in full of the Lease Obligations, as provided in the Lease Agreements, or otherwise, as the Lessor may determine

                  FIFTH, to the payment in full of the Subordinated Note Obligations until all of the Subordinated Note Obligations have been paid in full;

                  SIXTH, the balance (if any) of such proceeds shall be paid to the Grantors, their successors or assigns, or as a court of competent jurisdiction may direct; PROVIDED, that if such proceeds are not sufficient to satisfy the Obligations, the Lease Obligations and the Subordinated Note Obligations in full, the Company shall remain liable to the Agent, the Lenders, the Lessor and the holder(s) of the Subordinated Note, as applicable, for any deficiency.

The Agent shall apply any such proceeds, moneys or balances in accordance with this Security Agreement as promptly as is reasonably practicable. Upon any sale of the Collateral by the Agent (including, pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

         Section 8.  MISCELLANEOUS.

                  (a) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of each Grantor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Lenders, the Lessor, USBNA and their respective successors and assigns, except that neither Grantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

                  (b) NO COMMITMENT BY LESSOR OR USBNA. Nothing in this agreement shall be construed as a commitment on the part of the Lessor to lease any equipment or make any loan, or on the part of USBNA to extend any loan pursuant to the Subordinated Note, under any existing agreement or otherwise, to or for the account of the Company or NCFC.

                  (c) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made by either Grantor to the Agent, the Lenders, the Lessor or USBNA in connection with this Agreement shall survive the execution and delivery of this Agreement. All statements contained in any certificate or other instrument delivered to the Agent, the Lenders, the Lessor or USBNA pursuant to this Agreement shall be deemed representations, warranties and covenants hereunder of such Grantor.

                  (d) HEADINGS. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

                  (e) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                             NC CAPITAL  CORPORATION

                                             By: /s/ Brad A. Morrice
                                                --------------------------------------------------
                                             Name: Brad A. Morrice
                                                  ------------------------------------------------
                                             Title: CHIEF EXECUTIVE OFFICER
                                                   -----------------------------------------------


                                             NC RESIDUAL II  CORPORATION

                                             By: /s/ Brad A. Morrice
                                                --------------------------------------------------
                                             Name: Brad A. Morrice
                                                  ------------------------------------------------
                                             Title: CHIEF EXECUTIVE OFFICER
                                                   -----------------------------------------------



                                             U.S. BANK NATIONAL ASSOCIATION, as Agent

                                             By:     /s/ Edwin D. Jenkins
                                                --------------------------------------------------
                                             Name: Edwin D. Jenkins
                                                  ------------------------------------------------
                                             Title: Senior Vice President
                                                   -----------------------------------------------

                     [Signature Page to Security Agreement]

SCHEDULES

1.       GCFPI Junior Securitization Interests

2.       SBI Junior Securitization Interests

                                   SCHEDULE 1

                      GCFPI Junior Securitization Interests

                                   SCHEDULE 1

GCFPI has a Lien on the following Junior Securitization Interest:


OWNER                  SECURITY            CERTIFICATE NAME
-----                  --------            ----------------
NCCC                   1999-NCA            New Century Home Equity Loan Trust, Series 1999-NCA Asset Backed Pass-
                                           Through Certificates Series 1999-NCA, Class A-810

NCRC                   1999-NCD            New Century Home Equity Loan Trust, Series 1999-NCD Asset Backed Pass-
                                           Through Certificates Series 1999-D, Class R




                     [Schedule 1 to the Security Agreement]

                                   SCHEDULE 2

                       SBI Junior Securitization Interests

                                   SCHEDULE 2

SBI has a Lien on the following Junior Securitization Interest:


OWNER                 SECURITY            CERTIFICATE NAME
-----                 --------            ----------------

NCCC                  NCFT 1998-I         NC Finance Trust 1998-1 NC Finance CE Bonds, Series 1998-I

NCRC                  NCFT 1998-II        NC Finance Trust 1998-2 NC Finance CE Bonds, Series 1998-II

NCRC                  NCFT 1999-I         NC Finance Trust 1999-1 Class D Bonds, Series 1999-I

NCRC                  1999-NC1            Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through
                                          Certificates Series 1999-NC1, Class CE, Class P

NCRC                  1999-NC2            Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-
                                          Through Certificates Series 1999-NC2, Class CE, Class P

NCRC                  1999-NC3            Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-
                                          Through Certificates Series 1999-NC3, Class CE, Class P

NCRC                  1999-NC4            Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-
                                          Through Certificates Series 1999-NC4, Class CE, Class P

NCRC                  1999-NC5            Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-
                                          Through Certificates Series 1999-NC5, Class CE, Class P


                     [Schedule 2 to the Security Agreement]